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Exhibit 99.1

THE MILLS CORPORATION
SUPPLEMENTAL INFORMATION
Table of Contents
As of March 31, 2001

Information	Page
Overview	5-6
Summary of Operating Properties	7
Summary of Properties Under Construction	8
Supplemental Financial Data	9
Property Operating Income	10-11
Unconsolidated Joint Ventures Net Income and Funds From Operations	12
Lease Expiration Schedule	13-14
Rental Rates	15
Average Rents	16
Summary of Outstanding Consolidated Indebtedness	17-18
Summary of Outstanding Unconsolidated Indebtedness	19-20
Specialty Store Tenant Reported Sales Analysis	21
Capital Expenditures	22-24
Financial Ratios	25-26

THE MILLS CORPORATION
Overview

The Company

    The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

    The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of March 31, 2001, a 1% interest as the sole general partner and a 58.76% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects), community shopping center and a portfolio of single tenant net lease properties. As of March 31, 2001, the Operating Partnership owns or holds an interest in the following operating properties:

Mills	Location (Metropolitan Market Served)
Franklin Mills	Philadelphia, PA
Gurnee Mills	Gurnee, IL (Chicago)
Potomac Mills	Woodbridge, VA (Washington, DC)
Sawgrass Mills	Sunrise, FL (Ft. Lauderdale)
Ontario Mills	Ontario, CA (Los Angeles)
Grapevine Mills	Grapevine, TX (Dallas/Fort Worth)
Arizona Mills	Tempe, AZ (Phoenix)
The Oasis at Sawgrass	Sunrise, FL (Ft. Lauderdale)
Concord Mills	Concord, NC (Charlotte)
Katy Mills	Houston, TX (Houston)
Opry Mills	Nashville, TN (Nashville)
Arundel Mills	Dorchester, MD (Washington, DC)
Block
The Block at Orange	Orange, CA (Los Angeles)
Community Center
Liberty Plaza	Philadelphia, PA

    In addition to the operating properties, the Company owns a portfolio of single tenant net lease properties, which are located at various locations in the United States. Also, the Company is actively involved in the pre-development or development of a number of new projects, including Discover Mills (Atlanta, GA), Colorado Mills (Denver, CO), Vaughan Mills (Toronto, Canada), Meadowlands Mills (Carlstadt, NJ) and Missouri Mills (St. Louis, MO).

THE MILLS CORPORATION
Overview

Cautionary Statement

    Certain information contained in this Supplemental Information package may constitute "forward-looking statements" for the purposes of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations and are not guarantees of future performance.

    Forward-looking statements, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate", or "continue" or the negative thereof or other variations thereon or comparable terminology, are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends, and uncertainties are the general economic climate; the supply and demand for retail properties; interest rate levels; the availability of financing; and other risks associated with the development, acquisition, and operation of retail properties, including risks that the development of a project may not be completed on schedule, that the Company may not be able to lease available space to tenants at favorable rental rates, that tenants will not take occupancy or pay rent in accordance with their leases, or that development or operating costs may be greater than anticipated, as well as those risks described in the Company's annual report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

    The Company undertakes no duty or obligation to publicly announce any revisions to, or updates of, these forward-looking statements that may result from future events or circumstances.

The Mills Corporation
Summary of Operating Properties

The following table sets forth certain information with respect to the operating properties as of March 31, 2001:

Name/Location	Metropolitan Area Serviced	Year Opened/ Acquired	Total GLA (Sq. Ft.)(1)	Anchor Store GLA (Sq. Ft.)(1)	Specialty Store GLA (Sq. Ft.)(1)	No. of Anchor Stores(2)
Mills
Potomac Mills Woodbridge, VA	Washington D.C./ Baltimore	1985	1,635,060	1,008,915	626,145	19
Franklin Mills Philadelphia, PA	Philadelphia/ Wilmington	1989	1,739,480	1,125,314	614,166	18
Sawgrass Mills Sunrise, FL	Fort Lauderdale, FL/ Miami/Palm Beach	1990	1,849,159	1,172,542	676,617	20
Gurnee Mills Gurnee, IL	Chicago/Milwaukee	1991	1,699,287	1,076,646	622,641	15
Ontario Mills Ontario, CA	Los Angeles	1996	1,471,096	961,527	509,569	24
Grapevine Mills Grapevine, TX	Dallas/Fort Worth	1997	1,545,968	1,026,628	519,340	20
Arizona Mills Tempe, AZ	Phoenix	1997	1,227,442	705,967	521,475	17
The Oasis at Sawgrass. Sunrise, FL	Fort Lauderdale, FL/ Miami/Palm Beach	1999	290,063	134,860	155,203	3
Concord Mills Concord, NC	Charlotte	1999	1,258,060	691,342	566,718	16
Katy Mills Houston, TX	Houston	1999	1,189,726	627,166	562,560	13
Opry Mills Nashville, TN	Nashville	2000	1,105,675	576,397	529,278	15
Arundel Mills Dorchester, MD	Baltimore/ Washington, DC	2000	1,008,963	470,650	538,313	11

Mills Totals/Weighted Averages			16,019,979	9,577,954	6,442,025	191

The Block
The Block at Orange	Los Angeles/Orange County	1998	655,117	384,716	270,401	10

Community Center
Liberty Plaza	Philadelphia	1994	371,535	319,255	52,280	4

(1)
Includes 960,933 square feet of gross leaseable area owned by certain store tenants as follows: Potomac Mills—80,000 square feet; Franklin Mill—209,612 square feet; Sawgrass Mills—281,774 square feet; Gurnee Mills—250,806 square feet; Liberty Plaza—13,741 square feet; and Ontario Mills—125,000 square feet.
(2)
Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

The Mills Corporation
Summary of Properties Under Construction

Name/Location	Metropolitan Area Serviced	Anticipated Opening Date(1)	Approx. GLA (Sq. Ft.)(1,2)	Estimated Aggregate Project Cost(1)	Required Equity from Company	Company's Equity at 3/31/01	Anchor Store Tenant Commitments
					(millions)	(millions)
Discover Mills Atlanta, GA	Atlanta	Fall 2001	1,200,000	$231	$—	$—	10
Colorado Mills Lakewood, CO	Denver	Fall 2002	1,200,000	$201	$26	$13	N/A (3)

(1)
Anticipated Opening Dates, Approximate Gross Leaseable Area and Estimated Aggregate Project Cost are subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.
(2)
Approximate GLA includes space that may be owned by certain anchor store tenants.
(3)
The Company recently has begun leasing efforts for this project and has obtained various letters of interest.

THE MILLS CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended March 31
	2001	2000
Statements of Operations Data:
Revenues:
Minimum rent	$25,820	$25,706
Percentage rent	53	346
Recoveries from tenants	11,904	13,386
Other property revenue	2,430	2,287
Management fee income	2,795	1,793
Other fee income	3,416	2,410
Interest income	836	787

Total revenues	47,254	46,715
Expenses:
Recoverable from tenants	9,897	11,455
Other operating	903	975
General and administrative	3,123	3,335
Interest expense	15,007	13,748
Depreciation and amortization	9,367	8,339

Total expenses	38,297	37,852
Other income/(expense)	(1,907)	(328)
Equity in earnings of unconsolidated joint ventures	1,111	1,668

Income before extraordinary item and minority interests	8,161	10,203
Extraordinary losses on debt extinguishment	(16,157)	(1,513)

Income before minority interests	(7,996)	8,690
Minority interests	3,218	(3,524)

Net income (loss)	$(4,778)	$5,166

Income per share before extraordinary item (Basic)	$0.21	$0.26

Income per share before extraordinary item (Diluted)	$0.21	$0.26

Net income (loss) per share (Basic)	$(0.20)	$0.22

Net income (loss) per share (Diluted)	$(0.20)	$0.22

Funds from Operations(*):
Income before extraordinary item and minority interests	$8,161	$10,203
Adjustments:
Add: Depreciation and amortization of real estate assets	8,515	7,728
Add: Real estate depreciation and amortization of unconsolidated joint ventures	8,478	5,687

Funds from operations	$25,154	$23,618

Basic:
Weighted average shares	23,396	23,173
Weighted average shares and units	39,224	39,001
Diluted:
Weighted average shares	23,647	23,192
Weighted average shares and units	39,475	39,020

Note: Included in total revenues and total expenses for the three months ended March 31, 2001 were $293 of revenues relating to the ten community centers that were sold during the third quarter of 2000 ("Disposed Properties"). Also included in total revenues and expenses were $2,518 of revenues and $2,693 of expenses relating to the 46 single tenant net lease properties that were acquired near the beginning of the fourth quarter of 2000 ("Acquired Properties"). Total expenses for the three months ended March 31, 2001 included $2,038 of interest expense and $655 of depreciation and amortization expense. Included in total revenues and total expenses for the three months ended March 31, 2000 were $5,574 of revenues and $4,580 of expenses relating to the Disposed Properties. Total expenses for the three months ended March 31, 2000 included $2,058 of interest expense and $1,104 of depreciation and amortization expense.

(*)
The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts ("NAREIT") means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(IN THOUSANDS)
(UNAUDITED)

The following table sets forth the property operating income for each of the Mills, the Block, Mainstreet (the Company's push cart program), Liberty Plaza and the single tenant net lease properties. The purpose of this table is to provide details about certain line items within the Supplement Financial Data shown on page 9 and is not intended to be a representation of net income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED MARCH 31, 2001

Wholly Owned Properties

	Stabilized Properties(2)	Net Lease Properties(3)	Disposed Properties(4)	Total
Rental Revenues:
Minimum rent	$23,302	$2,518	$—	$25,820
Percentage rent	53	—	—	53
Recoveries from tenants	11,904	—	—	11,904
Other revenue	2,137	—	293	2,430

Total rental revenues	37,396	2,518	293	40,207
Property Operating Costs:
Recoverable from tenants	9,897	—	—	9,897
Other operating (1)	903	—	—	903

Total property operating costs	10,800	—	—	10,800

Property Operating Income	$26,596	$2,518	$293	$29,407

Unconsolidated Joint Ventures

	Stabilized Properties(2)	New Properties(5)	Total
Rental Revenues:
Minimum rent	$21,023	$22,599	$43,622
Percentage rent	329	340	669
Recoveries from tenants	8,509	8,566	17,075
Other revenue	1,860	1,855	3,715

Total rental revenues	31,721	33,360	65,081
Property Operating Costs:
Recoverable from tenants	7,883	7,552	15,435
Other operating (1)	972	1,027	1,999

Total property operating costs	8,855	8,579	17,434

Property Operating Income	$22,866	$24,781	$47,647

(1)
Total property operating costs excludes management fees as follows: wholly owned properties — $1,025 and joint venture properties — $2,274

(2)
Stabilized properties for the wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet. Stabilized properties for the joint ventures include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third and fourth quarter of 2000, the Company acquired a portfolio of 46 single tenant net lease properties (the "Net Lease Properties") from an unrelated third party.

(4)
During the third quarter of 2000, the Company sold ten of its community centers (the "Disposed Properties") to an unrelated third party.

(5)
New properties for the joint ventures includes The Oasis at Sawgrass, Concord Mills, Katy Mills, Opry Mills and Arundel Mills.

THE MILLS CORPORATION
PROPERTY OPERATING INCOME
(IN THOUSANDS)
(UNAUDITED)

The following table sets forth the property operating income for each of the Mills, the Block, Mainstreet (the Company's push cart program) and the Community Centers. The purpose of this table is to provide details about certain line items within the Supplement Financial Data shown on page 9 and is not intended to be a representation of net income according to accounting principles generally accepted in the United States.

FOR THE THREE MONTHS ENDED MARCH 31, 2000

Wholly Owned Properties

	Stabilized Properties(2)	Disposed Properties(3)	Total
Rental Revenues:
Minimum rent	$21,765	$3,941	$25,706
Percentage rent	263	83	346
Recoveries from tenants	12,065	1,321	13,386
Other revenue	2,058	229	2,287

Total rental revenues	36,151	5,574	41,725
Property Operating Costs:
Recoverable from tenants	10,134	1,321	11,455
Other operating (1)	878	97	975

Total property operating costs	11,012	1,418	12,430

Property Operating Income	$25,139	$4,156	$29,295

Unconsolidated Joint Ventures

	Stabilized Properties(2)	New Properties(4)	Total
Rental Revenues:
Minimum rent	$20,403	$11,182	$31,585
Percentage rent	555	270	825
Recoveries from tenants	8,324	4,152	12,476
Other revenue	1,804	967	2,771

Total rental revenues	31,086	16,571	47,657
Property Operating Costs:
Recoverable from tenants	7,737	3,841	11,578
Other operating (1)	560	193	753

Total property operating costs	8,297	4,034	12,331

Property Operating Income	$22,789	$12,537	$35,326

(1)
Total property operating costs excludes management fees as follows: wholly owned properties — $1,021 and joint venture properties — $1,715

(2)
Stabilized properties for the wholly owned properties include Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Liberty Plaza and Mainstreet. Stabilized properties for the joint ventures include Ontario Mills, Grapevine Mills, Arizona Mills and The Block at Orange.

(3)
During the third quarter of 2000, the Company sold ten of its community centers (the "Disposed Properties") to an unrelated third party.

(4)
New properties for the joint ventures includes The Oasis at Sawgrass, Concord Mills, and Katy Mills.

THE MILLS CORPORATION
UNCONSOLIDATED JOINT VENTURES
NET INCOME AND FUNDS FROM OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2001

Total
Revenues:
Minimum rent	$43,622
Percentage rent	669
Recoveries from tenants	17,075
Interest income	1,992
Other revenue	3,715

Total revenues	67,073
Expenses:
Recoverable from tenants	15,435
Other operating (1)	4,273
Interest expense	22,919
Depreciation and amortization	21,795

Total Expenses	64,422
Gain on Land Sales	—
Other	(200)

Net Income/(Loss)	2,451

Reconciliation of Net Income to Funds From Operations
Income before extraordinary items	2,451
Adjustments:
Add: Extraordinary loss on debt extinguishment	—
Add: Depreciation and amortization of real estate assets	21,795

Total Funds From Operations	$24,246

Mills Allocations:
Mills share of FFO	9,589
Management Fees due Mills	1,944

Total Mills FFO	11,533

Mills share of net income/(loss)	$1,111

(1)
Total property operating costs includes management fees of $2,274

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE (1)

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 2001 multiplied by 12.

Wholly Owned Properties

Anchor/Major Tenant (2), (3)

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	5	263,105	$1,614,095	$6.13	7.12%	5.43%
2002	5	204,756	1,576,101	7.70	5.54%	5.30%
2003	7	411,050	2,614,335	6.36	11.13%	8.79%
2004	9	421,103	3,714,520	8.82	11.40%	12.49%
2005	9	407,586	3,172,141	7.78	11.04%	10.66%
2006	9	530,783	5,213,958	9.82	14.37%	17.53%
2007	3	92,072	821,693	8.92	2.49%	2.76%
2008	4	326,169	2,537,479	7.78	8.83%	8.53%
2009	3	348,643	2,416,644	6.93	9.44%	8.12%
2010	5	238,079	2,065,139	8.67	6.45%	6.94%
2011	2	107,012	1,108,913	10.36	2.90%	3.73%
After 2011	5	342,853	2,895,393	8.44	9.28%	9.73%

	66	3,693,211	$29,750,411	$8.06	100.00%	100.00%

Specialty Tenant Expirations

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	122	323,556	$8,069,680	$24.94	14.36%	13.89%
2002	119	341,600	8,494,965	24.87	15.16%	14.63%
2003	116	365,156	9,446,889	25.87	16.20%	16.27%
2004	76	255,488	6,035,323	23.62	11.34%	10.39%
2005	114	437,295	11,451,353	26.19	19.40%	19.72%
2006	60	185,109	4,516,356	24.40	8.21%	7.78%
2007	31	69,439	2,348,621	33.82	3.08%	4.04%
2008	18	60,691	1,571,606	25.90	2.69%	2.71%
2009	18	66,896	1,799,102	26.89	2.97%	3.10%
2010	36	90,551	2,872,211	31.72	4.02%	4.95%
2011	13	31,562	980,072	31.05	1.40%	1.69%
After 2011	6	26,616	493,163	18.53	1.18%	0.85%

	729	2,253,959	$58,079,341	$25.77	100.00%	100.00%

Totals

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	127	586,661	$9,683,775	$16.51	9.86%	11.03%
2002	124	546,356	10,071,066	18.43	9.19%	11.47%
2003	123	776,206	12,061,224	15.54	13.05%	13.73%
2004	85	676,591	9,749,843	14.41	11.38%	11.10%
2005	123	844,881	14,623,494	17.31	14.21%	16.65%
2006	69	715,892	9,730,314	13.59	12.04%	11.08%
2007	34	161,511	3,170,314	19.63	2.72%	3.61%
2008	22	386,860	4,109,085	10.62	6.50%	4.68%
2009	21	415,539	4,215,746	10.15	6.99%	4.80%
2010	41	328,630	4,937,350	15.02	5.53%	5.62%
2011	15	138,574	2,088,985	15.07	2.33%	2.38%
After 2011	11	369,469	3,388,556	9.17	6.21%	3.86%

	795	5,947,170	$87,829,752	$14.77	100.00%	100.00%

(1)
Excludes 835,933 square feet of gross leaseable area owned by tenants as follows: Potomac Mills—80,000 square fee; Franklin Mills—209,612 square feet; Sawgrass Mills—281,774 square feet; Gurnee Mills—250,806 square feet; and Liberty Plaza—13,741 square feet. A ground lease at Franklin Mills of 152,370 square feet is also excluded.
(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft.
(3)
For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and sublet to Regal Theatres.

THE MILLS CORPORATION
LEASE EXPIRATION SCHEDULE (1)

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 2001 multiplied by 12.

Uncondolidated Joint Ventures

Anchor/Major Tenant Expirations (2), (3)

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	0	—	$—	$—	0.00%	0.00%
2002	1	23,329	279,948	12.00	0.45%	0.43%
2003	2	44,258	531,096	12.00	0.86%	0.81%
2004	3	72,842	896,068	12.30	1.42%	1.37%
2005	0	—	—	—	0.00%	0.00%
2006	5	125,082	1,539,343	12.31	2.44%	2.35%
2007	13	341,847	5,473,279	16.01	6.66%	8.35%
2008	8	235,089	3,471,398	14.77	4.58%	5.29%
2009	24	745,230	10,688,921	14.34	14.52%	16.30%
2010	29	925,759	12,480,044	13.48	18.04%	19.03%
2011	6	284,289	2,298,882	8.09	5.54%	3.51%
After 2011	34	2,334,621	27,917,360	11.96	45.49%	42.57%

	125	5,132,346	$65,576,339	$12.78	100.00%	100.00%

Specialty Tenant Expirations

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	67	238,659	$5,055,663	$21.18	6.48%	5.35%
2002	135	405,465	9,485,912	23.40	11.02%	10.04%
2003	98	312,033	7,846,721	25.15	8.48%	8.30%
2004	132	503,489	11,221,755	22.29	13.68%	11.88%
2005	133	479,893	11,809,403	24.61	13.04%	12.50%
2006	71	233,449	5,906,951	25.30	6.34%	6.25%
2007	88	266,115	6,864,805	25.80	7.23%	7.26%
2008	61	183,541	5,752,668	31.34	4.99%	6.09%
2009	87	294,858	8,318,578	28.21	8.01%	8.80%
2010	134	483,020	13,832,872	28.64	13.12%	14.64%
2011	38	170,840	4,834,760	28.30	4.64%	5.12%
After 2011	12	109,266	3,564,360	32.62	2.97%	3.77%

	1,056	3,680,628	$94,494,448	$25.67	100.00%	100.00%

Totals

Lease Expiration Year	Number of Leases Expiring	Leased Area in Square Footage	Annualized Minimum Rents Under Expiring Leases	Annualized Minimum Rents per Square Foot	Percent of Total Leased Square Footage Represented by Expiring Leases	Percent of Total Minimum Rents Represented by Expiring Leases
2001	67	238,659	$5,055,663	$21.18	2.71%	3.16%
2002	136	428,794	9,765,860	22.78	4.87%	6.10%
2003	100	356,291	8,377,817	23.51	4.04%	5.23%
2004	135	576,331	12,117,823	21.03	6.54%	7.57%
2005	133	479,893	11,809,403	24.61	5.45%	7.38%
2006	76	358,531	7,446,294	20.77	4.07%	4.65%
2007	101	607,962	12,338,084	20.29	6.90%	7.71%
2008	69	418,630	9,224,066	22.03	4.75%	5.76%
2009	111	1,040,088	19,007,499	18.27	11.80%	11.87%
2010	163	1,408,779	26,312,916	18.68	15.99%	16.44%
2011	44	455,129	7,133,642	15.67	5.16%	4.46%
After 2011	46	2,443,887	31,481,720	12.88	27.73%	19.67%

	1,181	8,812,974	$160,070,787	$18.16	100.00%	100.00%

(1)
Excludes 125,000 square feet of gross leaseable area owned by tenants as follows: Ontario Mills—125,000 square feet. A ground lease at Grapevine Mills of 177,063 square feet is excluded.
(2)
Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft.
(3)
For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and sublet to Regal Theatres.

THE MILLS CORPORATON
RENTAL RATES (1)
MARCH 31, 2001

The following table sets forth the average base rent per leased square foot of store openings and closings for the properties in the aggregate for the three months ended March 31, 2001 and four years ended December 31, 2000, 1999, 1998 and 1997.

	ANCHOR STORES						SPECIALTY STORES
	STORE OPENINGS DURING YEAR		STORE CLOSINGS DURING YEAR		RELEASING SPREAD (2)		STORE OPENINGS DURING YEAR		STORE CLOSINGS DURING YEAR		RELEASING SPREAD (2)
Year	AVERAGE BASE RENT PER SQ. FT.	TOTAL SQ. FT.	AVERAGE BASE RENT PER SQ. FT.	TOTAL SQ. FT.			AVERAGE BASE RENT PER SQ. FT.	TOTAL SQ. FT.	AVERAGE BASE RENT PER SQ. FT.	TOTAL SQ. FT.
2001	$—	—	$10.31	125,018	N/A	N/A	$29.91	98,514	$22.72	258,823	$7.19	31.65%
2000	14.24	313,287	10.16	177,003	$4.08	40.16%	29.07	423,771	25.16	391,141	3.91	15.54%
1999	10.39	297,754	9.05	112,302	1.34	14.81%	26.09	318,864	24.50	454,633	1.59	6.49%
1998	11.94	234,059	8.48	224,636	3.46	40.80%	23.43	405,408	21.80	339,988	1.63	7.48%
1997	7.33	393,342	7.32	233,471	0.01	0.14%	22.83	415,593	20.92	402,105	1.91	9.13%

NOTES:

(1)
Opry Mills and Arundel Mills are excluded from this analysis, due to still being in their initial lease-up phase. For the same reason, Ontario Mills for 1997, Grapevine Mills and Arizona Mills for 1998, The Block at Orange for 1999 and 2000 and The Oasis at Sawgrass, Concord Mills and Katy Mills for 2000 are excluded from this analysis.

(2)
The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the three months ended March 31, 2001 and for the years ended December 31, 2000, 1999, 1998 and 1997. The releasing spreads for the three months ended March 31, 2001 may not be representative of annualized leasing spreads due to the limited time period.

THE MILLS CORPORATION
AVERAGE RENTS
MARCH 31, 2001

The following table sets forth, for the last five years, certain information regarding operating rents with respect to the operating Mills and The Block at Orange.

		MINIMUM PLUS PERCENTAGE RENT
			TOTAL STORES		ANCHOR STORES		SPECIALTY STORES
Year		AVERAGE PERCENT LEASED (1)	TOTAL	PER SQ. FT.	TOTAL	PER SQ. FT.	TOTAL	PER SQ. FT.
2001		94%	$266,689,387	$18.01	$97,489,155	$11.01	$169,200,232	$28.44
2000		95%	219,861,786	17.12	78,834,651	10.08	141,027,135	27.94
1999	(2)	96%	166,145,597	16.41	57,382,233	9.55	108,763,364	26.43
1998	(2)	96%	143,417,531	15.41	47,700,311	8.65	95,717,220	25.24
1997	(2)	94%	98,587,164	14.65	30,145,762	7.58	68,441,402	24.84
(1)
Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2)
Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

Note:	The above amounts do not include Mainstreet retail income of $738,000 for 2001, $4,308,000 for 2000, $2,659,000 for 1999, $2,511,000 for 1998, and $2,251,000 for 1997.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
AS OF MARCH 31, 2001
(Dollars in thousands)

	Principal Balance		Interest Rate Type	Annual Rate	Maturity Date		Annual Interest		Earliest day at which debt can be repaid	Recourse to Company or Operating Partnership
Potomac Mills/Gurnee Mills	$355,000		Fixed	7.460%	3/10/11	(1)	$26,483		(2)	0%
Franklin Mills and Liberty Plaza:										0%
Tranche A	106,057		Fixed	7.882%	6/1/27	(3)	8,359		(4)	0%
Mortgage Loan	19,282		Fixed	7.440%	6/1/27	(3)	1,435		(4)	0%
Mortgage Loan	12,581		Fixed	6.220%	6/1/27	(3)	783		(4)	0%
Sawgrass Mills	285,000	(5)	Variable	275 bp over Libor	6/18/01		22,322	(6)	(5)	0%
CVS Portfolio (25 stores)	35,967		Fixed	7.960%	10/10/10		2,863		(15)	0%
CVS Portfolio (25 stores)	28,330		Fixed	9.350%	1/10/23		2,649		(16)	0%
CVS Portfolio (21 stores)	40,416		Fixed	6.498%	8/6/18		2,626		(17)	0%
Concord Mills Residual III	8,370		Variable	225 bp over Libor	12/31/02	(11)	614	(6)	(7)	100%

Total Property Mortgages	$891,003						$68,134

Corporate Misc	2,400		Fixed	7.180%	7/15/01		172		(9)	0%
Mainstreet Retail	12,600		Variable	425 bp over Libor	7/21/10		1,176		(14)	100%	(14)
Foodbrand (Katy/Franklin/Opry)	11,414		Fixed	11.080%	7/15/05		1,265		(13)	100%	(13)
Foodbrand (Arundel)	2,410		Variable	Treasury + 4.500%	10/30/05		218	(18)	(13)	100%	(13)
Corporate Term Loan	50,000		Variable	225 bp over Libor	6/1/03		3,665	(6)	(7),(12)	0%	(12)
Corporate Line of Credit	62,500		Variable	275 bp over Libor	6/1/02	(8)	4,894	(6)	(7)	100%
Sawgrass Residual	2,871		Variable	165 bp over Libor	1/18/02		193	(6)	(10)	0%

Total	$1,035,198						$79,717

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
AS OF MARCH 31, 2001
(Dollars in thousands)

Notes:

(1)
The debt is a 30-year amortizing loan with an anticipated balloon repayment date of March 10, 2011. In the event the mortgage loan is not repaid by the effective maturity date, the annual interest rate for each note will be increased to the greater of the stated rate plus 5% or the existing treasury rate plus 5%.

(2)
Prepayments, in whole or in part, are not permitted prior to December 10, 2010. After this date and upon at least 30 days notice to Lender prepayment in whole is permitted. Prior to December 10, 2010 and provided certain requirements have been completed and no event of default is outstanding, Borrower may defease part or all of the outstanding loan balance through the establishment of defeasance collateral with the Lenders.

(3)
This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated ballon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(4)
This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12,500 of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5)
The indebtedness is a non-amortizing loan with an anticipated balloon payment date of June 18, 2001. The loan is comprised of two components which are as follows: a $185,000 mortgage loan and a $100,000 mezzanine loan. Prepayment on the entire loan balance is permitted with a 30-day written notice to lender.

(6)
Calculated using 30-day LIBOR at 5.08%, which was the rate at March 31, 2001.

(7)
Prepayable, in whole or in part, at any time without prepayment penalty.

(8)
The total commitment under the Line of Credit is $75,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 175 bp to 275 bp over Libor subject to certain leverage tests (Libor + 275 bp at March 31, 2001).

(9)
Primarily corporate debt which is prepayable, in whole or in part, at any time without prepayment penalty.

(10)
Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.

(11)
The total commitment under this loan is $15,000. Funds are available subject to certain performance measures and restrictive covenants. The loan is guaranteed by the Company.

(12)
The $50 million term loan is secured by the Company's interest in the Franklin Mills property. The loan has mandatory principal repayments in the amount of $5 million due on or before June 1, 2001 and $10 million due on or before June 1, 2002.

(13)
The indebtedness relates to capital leases for leasehold improvements and equipment for Foodbrand operations at Katy Mills, Franklin Mills, Opry Mills and Arundel Mills. The leases have five year terms and are guaranteed by the Company.

(14)
The indebtedness is a 10 year amortizing loan with a repayment date of July 21, 2010. Interest is payable at variable rate of LIBOR plus 425 bp for the first 24 months of the loan. After the first 24 months, the interest rate will be payable at a variable rate which will be the higher of LIBOR plus 425 bp or the 7 year Treasury Rate. The collateral for the loan is the pushcarts and kiosks that are owned by Mainstreet Retail, an affiliate of the Company. Also, the loan is guaranteed by the Company.

(15)
The indebtedness is a non amortizing loan with an anticipated balloon repayment date of October 10, 2010. The loan may be prepaid upon 30 days notice to the lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount prepaid. After July 31, 2005 the indebtedness may be prepaid in whole or in part, along with a prepayment penalty that will be subject to a reinvestment yield calculation. The debt is fully assignable.

(16)
The indebtedness is a non amortizing loan with an anticipated balloon repayment date of January 10, 2023. Interest is payable at a fixed rate of 9.35%. The loan may be prepaid upon 30 days notice to lender. The indebtedness may only be prepaid in whole prior to July 31, 2005, along with a prepayment penalty of not less than 1% of the principal amount prepaid. After July 31, 2005, the indebtedness may be prepaid in whole or in part, along with a prepayment penalty that will be subject to a reinvestment yield calculation. The debt is fully assignable.

(17)
The indebtedness is an amortizing loan with an anticipated balloon repayment date of August 6, 2018. The loan may be prepaid beginning 90 days prior to August 6, 2018 provided the loan is prepaid in its entirety and and includes a yield maintenance premium. The debt is fully assignable.

(18)
Calculated using 5-year Treasury at 4.557%, which was the rate at March 31, 2001.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
AS OF MARCH 31, 2001
(Dollars in thousands)

	Principal Balance	Total Commitment		Interest Rate Type		Annual Interest Rate		Maturity Date		Annual Interest		Earliest day at which debt can be repaid	Recourse to Company or Operating Partnership
Arizona Mills	$145,527	$146,000		Fixed		7.895%		10/5/10		$11,489		(3)	0.0%
Grapevine Mills	155,000	155,000		Fixed		6.465%		10/1/08	(1)	10,021		(2)	0.0%
Grapevine Mills II	14,464	14,500		Fixed		8.390%		11/5/08	(5)	1,214		(3)	50.0%	(10)
Ontario Mills	141,692	145,000		Fixed		6.750%		12/1/28	(9)	9,564		(3)	0.0%
Ontario Mills II	10,484	10,500		Fixed		8.010%		1/5/09		840		(8)	0.0%
Block at Orange	131,407	136,000		Variable		125 bp over Libor	(6)	1/22/02		10,265	(4)	(3)	25.9%	(11)
Sawgrass Phase III	44,000	44,000		Variable		110 bp over Libor	(7)	1/18/02		3,547	(4)	(15)	0.0%	(12)
Sawgrass Phase III	3,495	6,500		Variable		275 bp over Libor		1/18/02		325	(4)	(15)	0.0%	(12)
Concord Mills	179,883	199,000		Variable		110 bp over Libor	(13)	12/2/01		13,781	(4)	(2)	10.0%	(13)
Katy Mills	165,136	168,000		Variable		175 bp over Libor		3/31/02		13,725	(4)	(15)	25.0%	(14)
Opry Mills	170,284	176,500		Fixed	(17)	175 bp over Libor	(17)	10/1/02		14,578	(4)	(16)	50.0%	(18)
Arundel Mills	137,705	191,000		Variable		150 bp over Libor		5/30/03		11,101	(4)	(19)	25.0%	(20)
Arundel Mills Residual	5,242	10,000		Variable		200 bp over Libor		12/8/01		449	(4)	(22)	50.0%	(21)
Discover Mills	25,000	25,000	(25)	Variable		300 bp over Libor		6/19/01		2,390	(4)	(23)	100.0%	(24)

Total	$1,329,319	$1,427,000								$103,289

Notes:

(1)
This indebtedness is a 30 year amortizing loan with an anticipated repayment date of October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(2)
This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3)
The Company shall have the right to make prepayments on the loan, with a prepayment penalty subject to a yield maintenance calculation. If the prepayment occurs during the 3 months prior to the maturity date, there is no prepayment penalty.

(4)
Calculated using 30-day LIBOR at 5.08%, which was the rate at March 31, 2001.

(5)
This indebtedness is a 30 year amortizing loan with a balloon payment date of November 5, 2008.

(6)
Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred, (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors, (iv) the DSC Ratio for any Calculation Period is equal to or greater than 1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

(7)
Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.

(8)
This indebtedness may be prepaid with penalty based on a Yield Maintenance Premium calculation. If prepayment occurs during the 3 months prior to the maturity date, there is no prepayment penalty.

THE MILLS CORPORATION
SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
AS OF MARCH 31, 2001
(Dollars in thousands)

Notes:

(9)
This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(10)
Principal guaranteed by the Company is equal to 50% of the outstanding principal balance. The guarantee will reduce to 0% upon successful tax subdivision of a land parcel that is owned by the Grapevine Mills II joint venture.

(11)
Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to $68,000; (iii) upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $34,000; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%. As of March 31, 2001 the guarantee amount was $34,000.

(12)
Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of March 31, 2001, the guarantee amount was 0%.

(13)
The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements; (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of March 31, 2001, the guarantee amount was 10%.

(14)
The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%; (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%. As of March 31, 2001, the guarantee amount was 25%.

(15)
This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.

(16)
The indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(17)
The interest is considered as fixed, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.

(18)
The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a debt service coverage ratio of 1.10 the Guaranteed Amount will reduce to 50%. On September 29, 2000, the Company entered into a modification agreement whereby the loan commitment was increased from $168,000 to $176,500. As of March 31, 2001, the guarantee amount was 50%.

(19)
Prepayable, in whole or in part, at any time upon 3 days prior notice to lender without prepayment penalty. Any partial prepayments shall be in $100,000 increments.

(20)
Principal and interest is guaranteed by the Company and Simon Property Group and may be reduced as follows: (i) upon closingthe construction loan, the "Guaranteed Amount" was 50% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined in the construction loan agreement, the Guaranteed Amount will reduce to 25%; (ii) upon achieving a DSC ratio of 1.20 the Guaranteed Amount will reduce to 17.5%; (iv) upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition the Guaranteed Amount will reduce to 10%. As of March 31, 2001, the guarantee amount was 25%.

(21)
Principal is guaranteed by the Company and Simon Property Group and is limited to 50% of principal and interest.

(22)
Prepayable, in whole or in part, at any time upon 10 days prior notice to lender without prepayment penalty.

(23)
This indebtedness may be prepaid in whole or in part, at any time upon 7 days prior notice to Lender without prepayment penalty. Prepayment shall include all interest accrued on loan through prepayment date (and all late charges and other sums that may be payable) through the date of prepayment.

(24)
Principal is guaranteed by the Company.

(25)
The joint venture refinanced this debt on April 16, 2001 with a new construction loan commitment in the amount of $182,243. The new construction loan commitment matures on April 15, 2004. Interest is payable at a variable rate which is LIBOR plus 2.25%. The outstanding principal is guaranteed by the Company subject to certain debt service coverage provisions.

THE MILLS CORPORATION
SPECIALTY STORE TENANT REPORTED SALES ANALYSIS
MARCH 31, 2001

Gross Sales (PSF) (1)

Twelve Months Ended March 31	Current Year	Prior Year	Percentage Change
2001	$354	$340	4.12%
2000	$340	$330	3.03%
1999	$342	$341	0.29%

Comparable Sales (in thousands) (2)

Three Months Ended March 31	Current Year	Prior Year	Percentage Change
2001	$254,026	$251,093	1.17%
2000	$245,056	$242,310	1.13%
1999	$186,751	$185,740	0.54%

Notes:

(1)
For the analysis above, the Company includes only those projects that in the Company's view have achieved stabilized performance levels.

  The projects included in the respective years are as follows:

2001	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, Arizona Mills, The Block at Orange and The Oasis at Sawgrass
2000	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, Ontario Mills, Grapevine Mills, and Arizona Mills
1999	Potomac Mills, Franklin Mills, Sawgrass Mills, Gurnee Mills, and Ontario Mills
(2)
For the each of the three years presented above, comparable sales include only those tenants that have been in occupancy for the prior 15 month period ending March 31, 2001, 2000, and 1999 respectively versus March 31 of the prior year. Concord Mills, Katy Mills, Opry Mills and Arundel Mills which opened September 1999, October 1999, May 2000 and November 2000, respectively, are excluded from this analysis, since these projects have not achieved stabilized performance levels.

THE MILLS CORPORATION
CAPITAL EXPENDITURES
MARCH 31, 2001

Mills, Block and Community Centers Combined (9), (10), (11)

			Years ended December 31,
	Three Months Ended March 31, 2001
			2000		1999
Recurring Non-Tenant Capital Expenditures (1)
Costs	$121,397		$1,173,885		$284,206
Per Square Foot (2)	0.01		0.10		0.03
Recurring Tenant Improvements/Leasing Costs (3)
Costs	$275,602		$3,617,617		$3,934,656
Per Square Foot Improved (4)	5.15		7.60		8.52
Per Square Foot (2)	0.03		0.37		0.38
Total Recurring Costs
Costs	$396,999		$4,791,502		$4,218,862
Per Square Foot (2)	0.04		0.47		0.41
Non Recurring Tenant Improvements/Leasing Costs (3)
Costs	$902,089	(7)	$27,614,724	(7)	$22,811,936	(7)
Per Square Foot Improved (5)	65.41		61.40		51.85
Per Square Foot (2)	0.09		2.25		1.91
Work In Process (6)
Cumulative Costs	$2,759,410		$1,989,851		$2,676,259
Cumulative Per Square Foot Improved (8)	13.55		13.92		18.81
(1)
Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2)
Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3)
Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6)
Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7)
Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.
(8)
Calculated as Work In Process divided by GLA of all space with work in process.
(9)
Excludes projects that have not reached stabilized performance levels.
(10)
Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.
(11)
The Company sold ten of its eleven community centers on August 3, 2000.

THE MILLS CORPORATION
CAPITAL EXPENDITURES
MARCH 31, 2001

Mills and Block Portfolio (9), (10)

			Years ended December 31,
	Three Months Ended March 31, 2001
			2000		1999
Recurring Non-Tenant Capital Expenditures (1)
Costs	$121,350		$1,025,745		$111,657
Per Square Foot (2)	0.01		0.11		0.01
Recurring Tenant Improvements/Leasing Costs (3)
Costs	$260,621		$2,872,457		$3,647,528
Per Square Foot Improved (4)	5.05		8.06		9.28
Per Square Foot (2)	0.04		0.37		0.44
Total Recurring Costs
Costs	$381,971		$3,898,202		$3,759,185
Per Square Foot (2)	0.05		0.48		0.45
Non Recurring Tenant Improvements/Leasing Costs (3)
Costs	$868,701	(7)	$18,529,987	(7)	$16,842,194	(7)
Per Square Foot Improved (5)	64.72		57.36		64.28
Per Square Foot (2)	0.10		1.87		1.73
Work In Process (6)
Cumulative Costs	$2,759,410		$1,989,851		$1,955,746
Cumulative Per Square Foot Improved (8)	13.55		13.92		38.97
(1)
Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2)
Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3)
Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6)
Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7)
Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.
(8)
Calculated as Work In Process divided by GLA of all space with work in process.
(9)
Excludes projects that have not reached stabilized performance levels.
(10)
Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

THE MILLS CORPORATION
CAPITAL EXPENDITURES
MARCH 31, 2001

Community Centers (8)

		Years ended December 31,
	Three Months Ended March 31, 2001
		2000	1999
Recurring Non-Tenant Capital Expenditures (1)
Costs	$48	$148,140	$172,549
Per Square Foot (2)	0.00	0.07	0.08
Recurring Tenant Improvements/Leasing Costs (3)
Costs	$14,981	$745,160	$287,128
Per Square Foot Improved (4)	14.95	5.82	3.83
Per Square Foot (1)	0.01	0.34	0.13
Total Recurring Costs
Costs	$15,029	$893,300	$459,677
Per Square Foot (2)	0.01	0.41	0.21
Non Recurring Tenant Improvements/Leasing Costs (3)
Costs	$33,389	$9,084,737	$5,969,742
Per Square Foot Improved (5)	121.29	72.90	33.49
Per Square Foot (2)	0.02	4.12	2.71
Work In Process (6)
Cumulative Costs	$—	$—	$720,513
Cumulative Per Square Foot Improved (7)	—	—	7.83
(1)
Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2)
Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3)
Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4)
Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5)
Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6)
Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7)
Calculated as Work In Process divided by GLA of all space with work in process.
(8)
The Company sold ten of its eleven community centers on August 3, 2000.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
MARCH 31, 2001
(UNAUDITED)

	As of the Twelve Months Ended March 31,
	2001	2000
COVERAGE RATIOS (Trailing 12 months EBITDA with JV's, Interest Expense with JV's)
Consolidated Interest Expense (net of loan cost amortization)	54,929	48,486
JV Portion of Interest Expense (net of loan cost amortization)(1),(2)	32,801	16,552

Total Interest Expense	87,730	65,038

Interest Coverage Ratio (EBITDA / Interest Expense)	2.39	2.64
Fixed Charge Ratio (EBITDA / Interest Expense and Principle Amortization)	2.17	2.38
LEVERAGE RATIOS
Consolidated Debt to Market Capitalization Ratio	55.6%	56.4%
Total Debt to Market Capitalization Ratio (Includes Mills' Share of JV Debt)	65.3%	64.9%
DIVIDEND PAYOUT RATIOS (Trailing 12 months)
Dividends Paid	81,623	79,402
Funds from Operations	106,815	97,388
Adjusted Funds from Operations	103,165	93,318
FFO Payout Ratio (Dividend / FFO)	0.76	0.82
AFFO Payout Ratio (Dividend / AFFO)	0.79	0.85
DEBT INDICATORS
Weighted Average Maturity (Includes Mills' Share of JV Debt)	5.19	3.71
Weighted Average Interest Rate (Consolidated Debt Only)	7.70%	7.80%
Weighted Average Interest Rate (Includes Mills' Share of JV Debt)	7.42%	7.67%
Fixed Rate Debt % (Consolidated Debt)	59.1%	58.1%
Fixed Rate Debt % (Includes Mills' Share of JV Debt) (2)	58.2%	49.5%
(1)
Includes annualized interest expense for Opry Mills and Arundel Mills
(2)
Assumes Opry Mills as fixed rate debt, since the variable portion of the interest rate has a cap of 7.00% and a floor of 6.275%.

THE MILLS CORPORATION
KEY FINANCIAL RATIOS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
MARCH 31, 2001
(UNAUDITED)

	As of the Twelve Months Ended March 31,
	2001	2000
MARKET CAPITALIZATION CALCULATIONS
Shares and units outstanding (end of quarter)	39,541	39,020
Stock price (end of quarter)	$20.890	$18.000

Equity Market Capitalization (A)	$826,011	$702,360

Consolidated Debt (end of quarter)	$1,035,198	$908,194
Mills' Share of JV Debt (end of quarter)	517,188	389,988

Total Debt (B)	$1,552,386	$1,298,182

Total Market Capitalization (A) + (B)	$2,378,398	$2,000,542

EBITDA CALCULATION
Income Before Extraordinary Items and Minority Interest	$59,868	$47,964
Less: Equity in Earnings of Unconsolidated JV's before Extraordinary Items	(15,667)	(12,938)
Less: Sale of Community Centers	(18,370)	—
Plus: Consolidated Depreciation and Amortization	41,082	37,295
Plus: Consolidated Interest Expense	54,929	48,486
Plus: JV Share of EBITDA from JV Investments (3)	87,743	50,744

Total EBITDA	$209,585	171,551

FFO and AFFO (Trailing 12 months)
Funds From Operations	$106,815	$95,076
Less: Recurring Capital Expenditures	(3,650)	(3,594)

Adjusted Funds From Operations	$103,165	$91,482

(3)
Includes annualized EBITDA for Opry and Arundel Mills.

QuickLinks

THE MILLS CORPORATION SUPPLEMENTAL INFORMATION Table of Contents As of March 31, 2001
THE MILLS CORPORATION Overview
THE MILLS CORPORATION Overview
The Mills Corporation Summary of Operating Properties
The Mills Corporation Summary of Properties Under Construction
THE MILLS CORPORATION SUPPLEMENTAL FINANCIAL DATA (IN THOUSANDS, EXCEPT PER SHARE DATA)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION PROPERTY OPERATING INCOME (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION UNCONSOLIDATED JOINT VENTURES NET INCOME AND FUNDS FROM OPERATIONS (IN THOUSANDS) (UNAUDITED)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE (1)
THE MILLS CORPORATION LEASE EXPIRATION SCHEDULE (1)
THE MILLS CORPORATON RENTAL RATES (1) MARCH 31, 2001
THE MILLS CORPORATION AVERAGE RENTS MARCH 31, 2001
THE MILLS CORPORATION SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS AS OF MARCH 31, 2001 (Dollars in thousands)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS AS OF MARCH 31, 2001 (Dollars in thousands)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS AS OF MARCH 31, 2001 (Dollars in thousands)
THE MILLS CORPORATION SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS AS OF MARCH 31, 2001 (Dollars in thousands)
THE MILLS CORPORATION SPECIALTY STORE TENANT REPORTED SALES ANALYSIS MARCH 31, 2001
Gross Sales (PSF) (1)
Comparable Sales (in thousands) (2)
THE MILLS CORPORATION CAPITAL EXPENDITURES MARCH 31, 2001
THE MILLS CORPORATION CAPITAL EXPENDITURES MARCH 31, 2001
THE MILLS CORPORATION CAPITAL EXPENDITURES MARCH 31, 2001
THE MILLS CORPORATION KEY FINANCIAL RATIOS (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA) MARCH 31, 2001 (UNAUDITED)
THE MILLS CORPORATION KEY FINANCIAL RATIOS (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA) MARCH 31, 2001 (UNAUDITED)